UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

GRIID Infrastructure Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-251641	85-3477678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2577 Duck Creek Road
Cincinnati, Ohio		45212
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 513 268-6185

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRDI	Nasdaq Global Market
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GRDI-W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (e) Compensatory Arrangements of Certain Officers.

On April 18, 2024 (the “Effective Date”), GRIID Infrastructure Inc. (the “Company”) entered into Employment Agreements (the “Executive Employment Agreements”) with James D. Kelly III, the Company’s Chief Executive Officer, Allan Wallander, the Company’s Chief Financial Officer, and Michael Hamilton, the Company’s Chief Research Officer, which have terms that commenced as of the Effective Date and will continue until terminated in accordance with the Executive Employment Agreements (or earlier termination of employment).

Under the Executive Employment Agreements, Mr. Kelly will receive an annual base salary of $500,000 and an annual target bonus opportunity equal to $500,000. Mr. Wallander will receive an annual base salary of $300,000 and an annual target bonus opportunity equal to $300,000. Mr. Hamilton will receive an annual base salary of $180,000 and an annual target bonus opportunity equal to $100,000. Messrs. Kelly and Wallander are also entitled to receive a special bonus (a “Special Bonus”), payable immediately, in the amounts of $200,000 and $300,000, respectively, for services provided prior to the Effective Date.

The Executive Employment Agreements each provide that in the event of the executive’s termination of employment by the Company without “Cause” or a termination of employment by the executive for “Good Reason” (each as defined in the Executive Employment Agreement), the executive will receive payment of: (i) a lump sum payment equal to two (2) times the sum of the executive’s base salary and target bonus for the year in which the date of termination occurs, which shall be paid within thirty (30) days following the date of termination; (ii) a lump sum payment equal to the Special Bonus (as applicable to Messrs. Kelly and Wallander), to the extent unpaid as of the date of termination, (iii) a payment equal to the product of (i) the annual bonus, if any, that the executive would have earned for the calendar year in which the date of termination occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days the executive was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than two-and-a-half (2-1/2) months following the end of the calendar year in which the date of termination occurs. If the executive timely and properly elects continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”), the Company shall reimburse the executive for the monthly COBRA premium paid by the executive for himself and his dependents. Such reimbursement shall be paid to the executive on the fifteenth (15th) of the month immediately following the month in which the executive timely remits the premium payment. The executive shall be eligible to receive such reimbursement until the earliest of: (A) the eighteen-month anniversary of the date of termination; (B) the date the executive is no longer eligible to receive COBRA continuation coverage; and (C) the date on which the executive becomes eligible to receive substantially similar coverage from another employer. Items (i) through (iv) above are referred to as the “Accrued Amounts.”

Notwithstanding the above, if employment is terminated by the executive for Good Reason or by the Company without Cause (other than on account of the executive’s death or Disability (as defined in the Executive Employment Agreement)), in each case within twelve (12) months following a “Change in Control” (as defined in the Executive Employment Agreement), then the executive shall be entitled to receive the Accrued Amounts and, subject to compliance with a restrictive covenant agreement and his execution of a release which becomes effective within sixty (60) days following the date of termination, the executive shall be entitled to receive (i) a lump sum payment equal to two (2) times the sum of the executive’s base salary and target bonus for the year in which the date of termination occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the date of termination; (ii) a lump sum payment equal to the Special Bonus (as applicable to Messrs. Kelly and Wallander), to the extent unpaid as of the date of termination, (iii) a lump sum payment equal to the executive’s target bonus for the calendar year in which the date of termination occurs (or if greater, the year in which the Change in Control occurs), which shall be paid within sixty (60) days following the date of termination; and (iv) if the executive timely and properly elects continuation coverage under COBRA, the Company shall reimburse the executive for the monthly COBRA premium paid by the executive for himself and his dependents. Such reimbursement shall be paid to the executive on the fifteenth (15th) of the month immediately following the month in which the Executive timely remits the premium payment. The Executive shall be eligible to receive such reimbursement until the earliest of: (A) the eighteen-month anniversary of the date of termination; (B) the date the executive is no longer eligible to receive COBRA continuation coverage; and (C) the date on which the executive becomes eligible to receive substantially similar coverage from another employer.

Payment of any severance benefits under the Executive Employment Agreements is conditioned on the executive officer’s execution and non-revocation of a release of claims in favor of the Company. In addition, under the Executive Employment Agreements, the executive officers are subject to restrictive covenants relating to non-competition, non-solicitation and confidentiality of information.

The foregoing description of the Executive Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Executive Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit No.	Document

99.1	Form of Executive Employment Agreement

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIID INFRASTRUCTURE INC.

Date:	April 24, 2024	By:	/s/ Allan J. Wallander
Allan J. Wallander Chief Financial Officer